UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2022
AgileThought, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39157	87-2302509
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd. Suite 1650E, Irving, Texas	(971) 501-1140	75039
(Address of Principal Executive Offices)	(Registrant's telephone number, including area code)	(Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AGIL	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	AGILW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2022, the Board of Directors of AgileThought Inc. (the “Company” or “AgileThought”) appointed Ana Cecilia Hernández as Interim Chief Financial Officer, effective immediately. Ms. Hernández has been with the Company for over seven years and currently serves as the Senior Vice President of Corporate Finance. During her tenure at the Company, Ms. Hernández served in different roles across the Finance organization, including Global Financial Planning and Reporting Director leading both the FP&A and Accounting functions in addition to overseeing all financial aspects related to M&A strategy and post-merger integration efforts, Finance Head for our European operation until divestiture, Global FP&A Senior Manager, and Operations Finance Manager. Ms. Hernández, age 33, has more than 10 years of experience serving in the digital transformation sector, corporate finance, and turnaround consulting.

Prior to joining AgileThought, Ms. Hernández worked at Alvarez and Marsal, performing turnaround management consulting, serving in different financial management roles for both public and private companies across the United States and several countries in Latin America such as Mexico, Brazil and Colombia. Prior to Alvarez and Marsal, Ms. Hernández worked as a certified investment professional at a Mexican bank and fund manager with over $23 billion in assets under management.

Ms. Hernández holds a bachelor’s degree in Finance from Universidad Panamericana and an MBA from IPADE Business School.

Ms. Hernández will have an annual base salary of $282,000 and a target bonus of 40% of base salary, prorated in 2022 for the period of her employment.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit(s).

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2022

AGILETHOUGHT, INC.

By:	/s/ Manuel Senderos
Manuel Senderos
Chief Executive Officer